                                   AMENDMENT ONE

                                      TO THE
                   AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                                 DATED MAY 31, 1997


     THIS AMENDMENT ONE to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                                W I T N E S S E T H

     WHEREAS, Morgan Stanley Fund, Inc. being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and


     WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;


     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Morgan Stanley Fund, Inc.

     IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed this 31st day of May, 1997.


ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ RONALD A. NYBERG
     --------------------------
     Ronald A. Nyberg
     Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ DENNIS J. McDONNELL
     --------------------------
     Dennis J. McDonnell
     Executive Vice President



MORGAN STANLEY FUND, INC.



By:  /s/ RONALD A. NYBERG
     -------------------------
     Ronald A. Nyberg
     Vice President, Secretary

                                     SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3.   VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van
     Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.   VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.   VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

30.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

43.  MORGAN STANLEY FUND INC., on behalf of its series
     Morgan Stanley Emerging Markets Debt Fund
     Morgan Stanley Global Fixed Income Fund
     Morgan Stanley High Yield Fund
     Morgan Stanley Worldwide High Income Fund
     Morgan Stanley American Value Fund
     Morgan Stanley Aggressive Equity Fund
     Morgan Stanley U.S. Real Estate Fund
     Morgan Stanley Equity Growth Fund
     Morgan Stanley Midcap Growth Fund
     Morgan Stanley Value Fund
     Morgan Stanley Global Equity Allocation Fund
     Morgan Stanley Global Equity Fund
     Morgan Stanley Asian Growth Fund
     Morgan Stanley Emerging Markets Fund
     Morgan Stanley Latin American Fund
     Morgan Stanley International Magnum Fund
     Morgan Stanley Japanese Equity Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley Tax-Free Money Market Fund
     Morgan Stanley Government Obligations Money Market Fund.

                                   AMENDMENT TWO

                                      TO THE
                   AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                                 DATED MAY 31, 1997


     THIS AMENDMENT TWO to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                                W I T N E S S E T H

     WHEREAS, Van Kampen American Capital Senior Floating Rate Fund, being a closed-end registered investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and


     WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;


     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen American Capital Senior Floating Rate Fund

     IN WITNESS WHEREOF, the parties have caused this Amendment Two to be executed this 19th day of December, 1997.



ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ RONALD A. NYBERG
     --------------------------
     Ronald A. Nyberg
     Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ DENNIS J. McDONNELL
     --------------------------
     Dennis J. McDonnell
     Executive Vice President

                                     SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.   VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.   VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS


22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

30.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

43.  VAN KAMPEN AMERICAN CAPITAL SENIOR FLOATING RATE FUND

44.  MORGAN STANLEY FUND INC., on behalf of its series
     Morgan Stanley Emerging Markets Debt Fund
     Morgan Stanley Global Fixed Income Fund
     Morgan Stanley High Yield Fund
     Morgan Stanley Worldwide High Income Fund
     Morgan Stanley American Value Fund
     Morgan Stanley Aggressive Equity Fund
     Morgan Stanley U.S. Real Estate Fund
     Morgan Stanley Equity Growth Fund
     Morgan Stanley Midcap Growth Fund
     Morgan Stanley Value Fund
     Morgan Stanley Global Equity Allocation Fund
     Morgan Stanley Global Equity Fund
     Morgan Stanley Asian Growth Fund
     Morgan Stanley Emerging Markets Fund
     Morgan Stanley Latin American Fund
     Morgan Stanley International Magnum Fund
     Morgan Stanley Japanese Equity Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley Tax-Free Money Market Fund
     Morgan Stanley Government Obligations Money Market Fund.

                                AMENDMENT THREE

                                    TO THE
                   AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                               DATED MAY 31, 1997


     THIS AMENDMENT THREE to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL, INC.

                                W I T N E S S E T H

     WHEREAS, Van Kampen American Capital Senior Income Trust, being a closed-end registered investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and


     WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;


     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen American Capital Senior Income Trust.

     IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed this 22nd day of April, 1998.



ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ RONALD A. NYBERG
     --------------------------
     Ronald A. Nyberg
     Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ DENNIS J. McDONNELL
     --------------------------
     Dennis J. McDonnell
     Executive Vice President

                                     SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.   VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.   VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.  VAN KAMPEN AMERICAN CAPITAL SENIOR FLOATING RATE FUND

14.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

28.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

30.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

31.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

32.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

39.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

40.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

41.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

42.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

43. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

44.  VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

45.  MORGAN STANLEY FUND INC., on behalf of its series
     Morgan Stanley Emerging Markets Debt Fund
     Morgan Stanley Global Fixed Income Fund
     Morgan Stanley High Yield Fund
     Morgan Stanley Worldwide High Income Fund
     Morgan Stanley American Value Fund
     Morgan Stanley Aggressive Equity Fund
     Morgan Stanley U.S. Real Estate Fund
     Morgan Stanley Equity Growth Fund
     Morgan Stanley Midcap Growth Fund
     Morgan Stanley Value Fund
     Morgan Stanley Global Equity Allocation Fund
     Morgan Stanley Global Equity Fund
     Morgan Stanley Asian Growth Fund
     Morgan Stanley Emerging Markets Fund
     Morgan Stanley Latin American Fund
     Morgan Stanley International Magnum Fund
     Morgan Stanley Japanese Equity Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley Tax-Free Money Market Fund
     Morgan Stanley Government Obligations Money Market Fund.

                                   AMENDMENT FOUR

                                       TO THE
                   AMENDED AND RESTATED LEGAL SERVICES AGREEMENT
                                 DATED MAY 31, 1997


     THIS AMENDMENT FOUR to the Amended and Restated Legal Services Agreement dated May 31, 1997 by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference and VAN KAMPEN INVESTMENTS INC.

                                W I T N E S S E T H

     WHEREAS, Van Kampen Global Franchise Fund, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement; and


     WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;


     NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule 1 of the Agreement be amended to add Van Kampen Global Franchise Fund.

     IN WITNESS WHEREOF, the parties have caused this Amendment Four to be executed this 30th day of July, 1998.





ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ RONALD A. NYBERG
     --------------------------
     Ronald A. Nyberg
     Executive Vice President


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ DENNIS J. McDONNELL
     --------------------------
     Dennis J. McDonnell
     Executive Vice President

                                     SCHEDULE 1

1. VAN KAMPEN U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen U.S. Government Fund

2. VAN KAMPEN TAX FREE TRUST, on behalf of its series, Van Kampen Insured Tax Free Income Fund, Van Kampen Tax Free High Income Fund, Van Kampen California Insured Tax Free Fund, Van Kampen Municipal Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen New York Tax Free Income Fund, Van Kampen New Jersey Tax Free Income Fund, Van Kampen Florida Insured Tax Free Income Fund, Van Kampen California Tax Free Income Fund, Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund

3. VAN KAMPEN TRUST, on behalf of its series, Van Kampen High Yield Fund, Van Kampen Short-Term Global Income Fund and Van Kampen Strategic Income Fund

4. VAN KAMPEN EQUITY TRUST, on behalf of its series, Van Kampen Utility Fund, Van Kampen American Capital Value Fund, Van Kampen Growth Fund, Van Kampen Great American Companies Fund, Van Kampen Prospector Fund and Van Kampen Aggressive Growth Fund

5.   VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN TAX FREE MONEY FUND

7.   VAN KAMPEN FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN PRIME RATE INCOME TRUST

13.  VAN KAMPEN SENIOR FLOATING RATE FUND

14.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

28.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

30.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

31.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

32.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

39.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

40.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

41.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

42.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

43. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund

44.  VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME TRUST

45.  VAN KAMPEN SERIES FUND, INC., on behalf of its series
     Van Kampen Emerging Markets Debt Fund
     Van Kampen Global Fixed Income Fund
     Van Kampen High Yield & Total Return Fund
     Van Kampen Worldwide High Income Fund
     Van Kampen American Value Fund
     Van Kampen Aggressive Equity Fund
     Van Kampen U.S. Real Estate Fund
     Van Kampen Equity Growth Fund
     Van Kampen Mid Cap Growth Fund
     Van Kampen Value Fund
     Van Kampen Global Equity Allocation Fund
     Van Kampen Global Equity Fund
     Van Kampen Asian Growth Fund
     Van Kampen Emerging Markets Fund
     Van Kampen Latin American Fund
     Van Kampen International Magnum Fund
     Van Kampen Japanese Equity Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley Tax-Free Money Market Fund
     Morgan Stanley Government Obligations Money Market Fund
     Van Kampen Growth & Income Fund II
     Van Kampen Global Franchise Fund

                               AMENDED AND RESTATED
                             LEGAL SERVICES AGREEMENT

     THIS AGREEMENT, dated as of May 31, 1997, by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference (designated collectively hereafter as the "Funds"), and VAN KAMPEN AMERICAN CAPITAL, INC., a Delaware corporation ("Van Kampen").

                                W I T N E S S E T H:

     WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Van Kampen has the capability of providing certain legal services to the Funds; and

     WHEREAS, each Fund desires to utilize Van Kampen in the provision of such legal services; and

     WHEREAS, Van Kampen intends to increase its staff in order to accommodate the provision of all such services.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF VAN KAMPEN. As agent, Van Kampen shall provide each of the Funds the legal services (the "Legal Services") as set forth in Paragraph 2 of this Agreement. Van Kampen accepts such appointments and agrees to furnish the Legal Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. LEGAL SERVICES TO BE PROVIDED. Van Kampen will provide to the Funds the following legal services, including without limitation: accurate maintenance of the Funds' Corporate Minute books and records, preparation and oversight of each Fund's regulatory reports and other information provided to shareholders as well as responding to day-to-day legal issues on behalf of the Funds. Van Kampen shall hire persons (collectively the "Legal Services Group") as needed to provide such Legal Services and in such numbers as may be agreed from time to time.

3. EXPENSES AND REIMBURSEMENT. The Legal Services expenses (the "Legal Services Expenses") for which Van Kampen may be reimbursed are salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages paid to the personnel of the Legal Services Group, as well as overhead and expenses related to office space and necessary equipment. The Legal Services Expenses will be paid by Van Kampen and reimbursed by the Funds. Van Kampen will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total Legal Service Expenses expended. Except as provided herein, Van Kampen will receive no other compensation in connection with Legal Services rendered in accordance with this Agreement, and Van Kampen will be responsible for all other expenses relating to the providing of Legal Services.

4. PAYMENT FOR LEGAL SERVICES EXPENSE AMONG THE FUNDS. One half (50%) of the Legal Services Expenses incurred under the Agreement shall be attributable equally to each respective Fund and all other funds to whom Van Kampen provides Legal Services, including all other Funds for which Van Kampen serves as investment adviser and distributor. Van Kampen shall assume the costs of Legal Services for the Non-Participating Funds for which reimbursement is not received. The remaining one half (50%) of the Legal Services Expenses shall be in allocated (a) in the event services are attributable to specific funds (including the Non-Participating Funds) based on such specific time allocations; and (b) in the event services are attributable only to types of funds (i.e. closed-end and open-end funds), the relative amount of time spent on each type of fund and then further allocated between funds of that type on the basis of relative net assets at the end of the period.

5. MAINTENANCE OF RECORDS. All records maintained by Van Kampen in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Van Kampen for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the Act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. LIABILITY OF VAN KAMPEN. Van Kampen shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the Fund in carrying out the terms and provisions of the Agreement if done in good faith and without negligence or misconduct on the part of Van Kampen, its agents or contractors.

7. INDEMNIFICATION BY FUNDS. Each Fund will indemnify and hold Van Kampen harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Van Kampen resulting from (a) any claim, demand, action or suit in connection with Van Kampen's acceptance of this Agreement; (b) an action or omission by Van Kampen in the performance of its duties hereunder; (c) Van Kampen's acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Van Kampen's acting upon information provided by the Fund in form and under policies agreed to by Van Kampen and the Fund. Van Kampen shall not be entitled to such indemnification in respect of action or omissions constituting negligence or willful misconduct of Van Kampen or its agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, Van Kampen shall give the Fund reasonable opportunity to defend against said claim on its own name or in the name of Van Kampen.

8. INDEMNIFICATION BY VAN KAMPEN. Van Kampen will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Van Kampen's failure to comply with the terms of this Agreement or which arises out of the negligence or willful misconduct of Van Kampen or its agents or contractors; provided, that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, the Fund shall give Van Kampen reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute such further documents as necessary to effectuate the purposes hereof.

10. DUAL INTERESTS. It is understood that some person or persons may be directors, trustees, officers, or shareholders of both the Funds and Van Kampen (including Van Kampen's affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. EXECUTION, AMENDMENT AND TERMINATION. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May, 1997, and thereafter from year to year if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. The Agreement may be modified or amended from time to time by mutual agreement between the and shall likewise reimburse Van Kampen for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for which Van Kampen, any subsidiary or affiliate serves as investment advisor or distributor.

12. ASSIGNMENT. Any interest of Van Kampen under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Fund. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Fund.

13. NOTICE. Any notice under this agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and the address of Van Kampen. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel.

14. PERSONAL LIABILITY. As provided for in the Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts under the laws of the State of Delaware, Massachusetts or Pennsylvania, as the case may be, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. INTERPRETATIVE PROVISIONS. In connection with the operation of this agreement, Van Kampen and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their opinion be consistent with the general tenor of this Agreement.

16. STATE LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. CAPTIONS. The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ALL OF THE PARTIES SET FORTH IN SCHEDULE 1
ATTACHED HERETO



By:  /s/ RONALD A. NYBERG
     --------------------------
     Ronald A. Nyberg
     Vice President & Secretary


VAN KAMPEN AMERICAN CAPITAL, INC.



By:  /s/ DENNIS J. McDONNELL
     --------------------------
     Dennis J. McDonnell
     Executive Vice President

                                     SCHEDULE 1

1. VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST, on behalf of its series, Van Kampen American Capital U.S. Government Fund

2. VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST, on behalf of its series, Van Kampen American Capital Insured Tax Free Income Fund, Van Kampen American Capital Tax Free High Income Fund, Van Kampen American Capital California Insured Tax Free Fund, Van Kampen American Capital Municipal Income Fund, Van Kampen American Capital Intermediate Term Municipal Income Fund, Van Kampen American Capital New York Tax Free Income Fund, Van Kampen American Capital New Jersey Tax Free Income Fund, Van Kampen American Capital Florida Insured Tax Free Income Fund, Van Kampen American Capital California Tax Free Income Fund, Van Kampen American Capital Michigan Tax Free Income Fund, Van Kampen American Capital Missouri Tax Free Income Fund and Van Kampen American Capital Ohio Tax Free Income Fund

3. VAN KAMPEN AMERICAN CAPITAL TRUST, on behalf of its series, Van Kampen American Capital High Yield Fund, Van Kampen American Capital Short-Term Global Income Fund and Van Kampen American Capital Strategic Income Fund

4. VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, on behalf of its series, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund

5.   VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

6.   VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND

7.   VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

8.   VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

9.   VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

10.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

11.  VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

12.  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

13.  VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

14.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

15.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

16.  VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

17.  VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

18.  VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

19.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

20.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

21.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

22.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA
     MUNICIPALS

23.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA
     MUNICIPALS

24.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY
     MUNICIPALS

25.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK
     MUNICIPALS

26.  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA
     MUNICIPALS

27.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

28.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

29.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

30.  VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

31.  VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

32.  VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

33.  VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

34.  VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

35.  VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST

36.  VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST

37.  VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

38.  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

39.  VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

40.  VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II

41.  VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

42. THE EXPLORER INSTITUTIONAL TRUST, on behalf of its sub-trusts, Explorer Institutional Active Core Fund and Explorer Institutional Limited Duration Fund